UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 10, 2004

CBD Media LLC

(Exact name of registrant as specified in its chapter)

Delaware	333-107783	02-0553288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Plum Street, Suite 900

Cincinnati, Ohio 45202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (513) 397-6794

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1	CBD Media LLC’s earnings release for the first quarter of 2004.

Item 12. Results of Operations and Financial Condition

On May 10, 2004, CBD Media LLC issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 12 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 12, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 10th day of May 2004.

CBD MEDIA LLC

By:	/s/ John P. Schwing
Name:	John P. Schwing
Title:	Vice President of Finance and Administration and Chief Financial Officer

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